Exhibit 99.t

CHI and CHY Powers of Attorney - Virginia Breen POA

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr. and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible and High Income Fund.

Signature	Title	Date
/s/ Virginia G. Breen	Trustee	January 25, 2022
Virginia G. Breen 01.25.2022 9:14 AM

CHI and CHY Powers of Attorney - John Neal POA

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr. and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible and High Income Fund.

Signature	Title	Date
/s/ John E. Neal	Trustee	January 25, 2022
John E. Neal 01.25.2022 5:22 PM

CHI and CHY Powers of Attorney - William Rybak POA

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr. and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible and High Income Fund.

Signature	Title	Date
/s/ William R. Rybak	Trustee	January 25, 2022
William R. Rybak 01.25.2022 9:44 AM

CHI and CHY Powers of Attorney - Karen Stuckey POA

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr. and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible and High Income Fund.

Signature	Title	Date
/s/ Karen L. Stuckey	Trustee	January 25, 2022
Karen L. Stuckey 01.25.2022 9:47 AM

CHI and CHY Powers of Attorney - Christopher Toub POA

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr. and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible and High Income Fund.

Signature	Title	Date
/s/ Christopher M. Toub	Trustee	January 25, 2022
Christopher M. Toub 01.25.2022 5:45 PM

CHI and CHY Powers of Attorney - Lloyd Wennlund POA

POWER OF ATTORNEY

The person whose signature appears below hereby appoints John P. Calamos, Sr. and J. Christopher Jackson and each of them, any of whom may act without the joinder of the others, as such person's attorney-in-fact to sign and file on such person's behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of securities of Calamos Convertible and High Income Fund.

Signature	Title	Date
/s/ Lloyd A. Wennlund	Trustee	January 25, 2022
Lloyd A. Wennlund 01.25.2022 10:07 AM

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